Lab quality results in 10 minutes from a finger-stick blood sample Exhibit 99.2

Time and discomfort
for venous blood
draw
1-3 day delay in lab
results, diagnosis,
and treatment
Maintenance of
certifications
and lab quality
COST
PATIENT
CARE
Challenges of Obtaining Diagnostic Information

Real World Convenience 1-2 mins 10 mins

Stable and contamination free reagents Sample collected Cassette activated by vacuum Analyzes results Claros Microfluidic Assay Process Seal Seal Seal Cassette

Sangia™ Microfluidic Cassette CONVENIENT LAB QUALITY ACCURACY Single, self-contained cartridge

2 4 6 8 10 12 2 4 6 8 10 12 ng/mL Sangia Total PSA Roche Cobas central lab system ng/mL Elecsys PSA EXCELLENT CORRELATION ensures LAB QUALITY RESULTS IN-OFFICE R of 0.970 Proven Results 2

Claros 1 Update
• Formulation of blood collector providing high reliability for results reporting
• SMA Chemistry providing rapid attachment and low LOQ
• Testosterone
– FDA: Pre-submission comments received from FDA
– On track to file 510(k) in 2014
– CE Mark: 4Q2014
• PSA
– FDA: Pre-submission response expected in August
– Timing of 510k submission based on longitudinal trial requirements
– CE Mark Update (Formulation and Chemistry): 4Q2014
• Vitamin D
– On track to support launch of Rayaldee 1Q2016

Personal risk for high-grade prostate cancer …from a blood test

The Issues of PSA Screening

The Issues of PSA Screening

Prostate Cancer is the 2nd leading cause of cancer death in men
29,000+
Projected deaths in the US in 2014

The Issues of PSA Screening

OPKO

PSA screening

Decreased prostate cancer mortality by

29%[1]

1: Schröder FH, Hugosson J, Roobol MJ, Tammela TL, Ciatto S, Nelen V, Kwiatkowski M, Lujan M, Lilja H, Zappa M, Denis LJ, Recker F, Páez A, Määttänen L, Bangma CH, Aus G, Carlsson S, Villers A, Rebillard X, van der Kwast T, Kujala PM, Blijenberg BG, Stenman UH, Huber A, Taari K, Hakama M, Moss SM, de Koning HJ, Auvinen A; ERSPC Investigators.

N Engl J Med. 2012 Mar 15;366(11):981-90. doi: 10.1056/NEJMoa1113135.

The Issues of PSA Screening

OPKO

PSA screening
23% Low-grade cancers
BIOPSIES
54% Negative

The Issues of PSA Screening

- Pain
- Bleeding
- Infection

Biopsy side effects – Grade D Recommendation

Aiding Decision for Prostate Biopsy Poor accuracy in distinguishing cancers PSA SCREENING BIOPSY CANDIDATES

Peter Scardino
(MSKCC, New York)
Andrew Vickers
(MSKCC, New York)
Hans Lilja
(MSKCC/Malmö/Oxford)
Kim Pettersson
(Univ. of Turku, Finland)
International team of researchers
Rigorous Clinical Research
Monique Roobol
Netherlands
Angel Cronin
USA
Caroline Savage
USA
Fritz Schröder
Netherlands
Mari Peltola
Finland
Charlotte Becker
Sweden
Sigrid Carlsson
USA/Sweden
Gunnar Aus
Sweden
Carl-Gustav Pihl
Sweden
Amine Benchikh
France
Alexandra Mashino
USA
Arnauld Villers
France
Chris Bangma
Netherlands
Ewout Steyerberg
Netherlands
Theo van der Kwast
Netherlands
Daniel Sjoberg
USA
Jonas Hugosson
Sweden
Timo Lövgren
(Univ. of Turku, Finland)
Amit Gupta
USA
3
decades of
biomarker research
Over
10,000
men studied
9 cohorts in
peer-reviewed
publications

Results of each
biomarker
Digital rectal exam (DRE)
Prior biopsy
Age of patient
7 Elements of the 4Kscore Test
46 years
53 years
65 years
68 years
Total PSA
Free PSA
Intact PSA
hK2
Kallikrein blood tests

37%
Negative or
Gleason
score 6
20%
Gleason
score 7
77%
Negative or
Gleason
score 6
23%
Gleason
score 7
9% cut off level
Number of
patients
1000
800
600
400
200
Current US practice
0
Replication of Performance in a US Cohort
26 Urology Centers
1,012 Patients
Prospective, Blinded
Clinical study sites
43%
Biopsies
avoided

Decrease Unnecessary Biopsies Proven Results Accurate Probability for High-grade Cancer

4Kscore Test US Commercial Activities
• Post AUA follow-ups with LUGPA, PI Sites, etc.
• Test seeding program with select, regional urologists
• Launch web and social media platform
• Complete build out of a blood draw site network
• Publication of US Clinical Study (in preparation)
• Establish a US Speakers Bureau for local advisory board
meetings
• Initiate Reimbursement process with private insurance,
CMS